SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 15, 2004
                                                         ------------------


                              GWL&A FINANCIAL INC.
             (Exact name of registrant as specified in its charter)

      Delaware                                       333-64473                          84-1474245
(State or other jurisdiction of incorporation) (Commission File Number)  (IRS Employer Identification No.)


                     8515 East Orchard Road, Greenwood Village, Colorado        80111
                  ------------------------------------------------------        -----
                         (Address of principal executive offices)             (Zip Code)

                                 (303) 737-3000
                                 ---------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE

On November 15, 2004, GWL&A Financial Inc., the parent company of Great-West Life & Annuity Insurance Company, issued a press release announcing the completion of the issuance of $175 million of 6.625% deferrable debentures, due in 2034, through an affiliated limited partnership. The deferrable debentures were issued to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended.

GWL&A Financial Inc. also announced that its affiliate, Great-West Life & Annuity Insurance Capital I, has issued a notice of redemption to holders of $175 million of 7.25% Subordinated Capital Income Securities that it issued in 1999. The securities are to be redeemed, in accordance with their terms, on December 16, 2004.

A copy of the press release is attached as Exhibit 99 hereto.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99       GWL&A Financial Inc. press release dated November 15, 2004



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2004


                   GWL&A FINANCIAL INC.


                          By: /s/Beverly A. Byrne
                          -----------------------
                          Name: Beverly A. Byrne
                          Title: Vice President, Counsel and Associate Secretary




                                  EXHIBIT INDEX

Exhibit No.   Description
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99            Press release issued by GWL&A Financial Inc. on November 15, 2004